NATIONWIDE VARIABLE INSURANCE TRUST
American Funds NVIT Growth Fund
American Funds NVIT Global Growth Fund
American Funds NVIT Growth-Income Fund
American Funds NVIT Asset Allocation Fund
American Funds NVIT Bond Fund

Supplement dated July 30, 2012
to the Prospectus dated April 30, 2012

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

American Funds NVIT Global Growth Fund

Effective September 1, 2012, the Prospectus is amended as follows:

1.  The information under the heading “Portfolio Management,” under the subheading “Portfolio Counselors,” on page 7 of the Prospectus is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service
Steven T. Watson	Senior Vice President – Capital World Investors, a division of Capital Research	Since 1990
Paul A. White	Senior Vice President – Capital World Investors, a division of Capital Research	Since 1999
Martin Jacobs	Senior Vice President – Capital World Investors, a division of Capital Research	Since 2001

2.  The second paragraph under the heading “Fund Management,” under the subheading “Investment Adviser to the Master Funds,” on page 33 of the Prospectus is deleted and replaced with the following:

Effective September 1, 2012, Capital Research will manage equity assets through three equity investment divisions and fixed-income assets through its fixed-income division.  The three equity investment divisions will make investment decisions on an independent basis and will include Capital Research’s current equity investment divisions, Capital World Investors and Capital Research Global Investors, and a third equity investment division.  Portfolio counselors in the third equity investment division will rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research.

3.  The information under the heading “Master Global Growth Fund Team Members” on page 34 of the Prospectus is deleted and replaced with the following:

Steven T. Watson is a senior vice president of Capital World Investors. Mr. Watson has been employed with Capital Research or its affiliates for 22 years. Mr. Watson has been an equity portfolio counselor for the American Global Growth Fund for the past 10 years.

Paul A. White is a senior vice president of Capital World Investors. Mr. White has been employed with Capital Research or its affiliates for the past 13 years. Mr. White has been an equity portfolio counselor for the American Global Growth Fund for seven years.

Martin Jacobs is a senior vice president of Capital World Investors. Mr. Jacobs has been employed with Capital Research or its affiliates for the last 11 years. Mr. Jacobs has been an equity portfolio counselor for the American Global Growth Fund for three years.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE